UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

SOBR SAFE, INC.
(Name of Registrant as Specified in Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

SOBR Safe, Inc.

NOTICE OF 2024 SPECIAL MEETING OF

STOCKHOLDERS & PROXY STATEMENT

IMPROVING BEHAVIORAL OUTCOMES & SAVING LIVES

6400 S. Fiddlers Green Circle | Suite 1400 | Greenwood Village, CO 80111 | Nasdaq: SOBR

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SOBR Safe, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF PROXY MATERIALS

To Be Held on December 9, 2024

Dear Valued Stockholders of SOBR Safe, Inc.:

It is our pleasure to invite you to the 2024 Special Meeting of Stockholders of SOBR Safe, Inc. (the “Company”) to be held virtually on Thursday, December 9, 2024 at 1:00 P.M., Mountain Time, via webcast at: www.virtualshareholdermeeting.com/SOBR2024SM (the “Special Meeting”). At the Special Meeting, the Company will submit the following three (3) proposals to its stockholders for approval:

1.

To approve, for purposes of complying with applicable Nasdaq rules and upon exercise of warrants pursuant to that certain Securities Purchase Agreement dated October 7, 2024, the issuance of up to 29,011,695 shares of common stock of the Company.

2.

To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between, as may be determined by the Board of Directors on or before December 31, 2025 (the “Reverse Stock Split”).

3.

To approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve either Proposal 1 or 2 or establish a quorum.

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The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matter discussed above. Stockholders who wish to vote on the proposal accordingly must either virtually attend the Special Meeting or otherwise designate a proxy to attend the Special Meeting and vote on their behalf.

The Company is using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, form of Proxy, and the other Special Meeting materials are available on the internet at www.proxyvote.com.

Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”) and can be accessed at http:// www.sobrsafe.com.

The Board of Directors has fixed the close of business on October 18, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Only holders of record of our common stock on the Record Date will be entitled to notice of and to vote at the Special Meeting, and any postponements or adjournments thereof. There were no shares of Preferred Stock outstanding on the Record Date. Stockholders of record virtually present at the Special Meeting or who have submitted a valid proxy via the internet, by telephone, or by mail may vote at the Special Meeting.

Your vote is very important to us. Whether or not you expect to attend the Special Meeting, please submit your proxy in advance online, by telephone, or by mail to ensure that your vote will be represented at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Please refer to the “Voting Instructions” section of the Proxy Statement for instructions on submitting your vote or proxy. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Special Meeting.

By Order of the Board of Directors,

/s/ David Gandini
David Gandini
Chairman of the Board and CEO
Greenwood Village, Colorado
November 15, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 9, 2024: THE PROXY STATEMENT IS AVAILABLE ONLINE AT: www.proxyvote.com.

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SOBR SAFE, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

PROXY STATEMENT

November 15, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SOBR Safe, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2024 Special Meeting of Stockholders to be held virtually on Thursday, December 9, 2024 at 1:00 P.M., Mountain Time, via webcast at: www.virtualshareholdermeeting.com/SOBR2024SM (the “Special Meeting”) and any adjournment or postponement thereof.

Delivery of Proxy Materials

This Proxy Statement (including the Notice of Special Meeting of Stockholders) and the form of Proxy are first being made available to stockholders beginning on or about November 18, 2024.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, form of Proxy, and the other Special Meeting materials are available on the internet at www.proxyvote.com.

Instructions for Attending Special Meeting

Only stockholders of record at the close of business on October 18, 2024 will be entitled to vote at the Special Meeting. To participate in and vote at the Special Meeting, you must virtually attend the Special Meeting via webcast at www.virtualshareholdermeeting.com/SOBR2024SM, or submit your proxy in advance. The Special Meeting will begin promptly at 1:00 P.M., Mountain Time, on December 9, 2024. Attendees of the Special Meeting will be provided the opportunity to submit questions, subject to the Special Meeting Rules of Conduct. The Chairman of the Special Meeting has broad authority to conduct the meeting in an orderly manner.

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Voting Securities

The specific proposals to be considered and acted upon at our Special Meeting is described in this Proxy Statement. Only holders of our common stock as of the close of business on October 18, 2024 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 921,949 shares of common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share of common stock held as of the Record Date. As a result, the holders of common stock are entitled to an aggregate of 921,949 votes. There were no shares of Preferred Stock outstanding on the Record Date.

Quorum

In order for any business to be conducted at the Special Meeting, a quorum must be present. The presence at the Special Meeting, either virtually or by proxy, of holders of one-third of the outstanding shares of the Company entitled to vote (307,317 shares) will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of establishing a quorum. Abstentions and broker non-votes will be counted for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Special Meeting, the Chairman of the Special Meeting may adjourn the Special Meeting until a quorum is present. The time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Special Meeting.

Matters to be Voted Upon

 There are three (3) matters scheduled for a vote:

1.

To approve, for purposes of complying with applicable Nasdaq rules and upon exercise of warrants pursuant to that certain Securities Purchase Agreement dated October 7, 2024, the issuance of up to 29,011,695 shares of common stock of the Company.

2.

To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between, as may be determined by the Board of Directors on or before December 31, 2025 (the “Reverse Stock Split”).

3.

To approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve either Proposal 1 or 2 or establish a quorum.

No business may be transacted at the Special Meeting otherwise than as specified herein.

 Required Vote for Approval

1. Approval of Share Issuance. The proposal to approve, for purposes of complying with applicable Nasdaq rules and upon exercise of warrants pursuant to that certain Securities Purchase Agreement dated October 7, 2024, the issuance of up to 29,011,695 shares of common stock of the Company will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. As to the approval of the share issuance, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

2. Reverse Stock Split. The proposal to grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten  (1:10), or anywhere between as may be determined by the Board of Directors on or before December 31, 2025 (the “Reverse Stock Split”) will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. As to the approval of the Reverse Stock Split, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions and broker non-votes will have no effect on this proposal.

3. Approval of Adjournment. The proposal to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve either Proposal 1 or 2 or establish a quorum will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. As to the approval of the adjournment, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

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Voting Instructions

Stockholders of Record: Shares Registered in Your Name

If on October 18, 2024, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or by proxy in advance of the Special Meeting by visiting www.proxyvote.com, completing and returning the proxy card by mail, or calling 1-800-690-6903.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy via the internet to ensure your vote is counted. You may still virtually attend the Special Meeting and vote at the Special Meeting even if you have already voted by proxy.

●	To vote at the Special Meeting, attend the Special Meeting virtually and you will be afforded an opportunity to vote online.

●	To submit a proxy online in advance of the Special Meeting, visit www.proxyvote.com.

●	To submit a proxy via telephone in advance of the Special Meeting, call 1-800-690-6903.

●

To submit a proxy by mail, complete, sign and date the printed proxy card enclosed with the proxy materials, and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Special Meeting, we will vote your shares as you direct.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on October 18, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Special Meeting. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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Abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not otherwise affect the outcome of the vote on any proposal at the Special Meeting.

Failure to Vote

If you are a stockholder of record and do not vote by proxy in advance of the meeting, or vote at the Special Meeting, your shares will not be voted.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable stock exchange rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares: to approve, for purposes of complying with applicable Nasdaq rules and upon exercise of warrants pursuant to that certain Securities Purchase Agreement dated October 7, 2024, the issuance of up to 29,011,695 shares of common stock of the Company (Proposal 1); or to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve either Proposal 1 or 2 or establish a quorum (Proposal 3), but may vote your shares on the Reverse Stock Split (Proposal 2).

Failure to Specify Vote

If you are a stockholder of record and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted: (i) FOR the approval, for purposes of complying with applicable Nasdaq rules and upon exercise of warrants pursuant to that certain Securities Purchase Agreement dated October 7, 2024, the issuance of up to 29,011,695 shares of common stock of the Company; (ii) FOR the Reverse Stock Split; and (iii) FOR the approval of the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve either Proposal 1 or 2 or establish a quorum.

Revocation of Proxies; Changing Vote

You may revoke or change your proxy at any time before the Special Meeting by (i) filing, with our Corporate Secretary at our executive offices, located at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111 a notice of revocation of proxy; (ii) delivering a properly executed, later-dated proxy prior to the Special Meeting; or (iii) voting at the Special Meeting. Attendance at the Special Meeting by itself will not revoke a proxy. Shares can be voted at the Special Meeting only if the holder is present or represented by proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote at the Special Meeting.

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No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with the proposal described herein.

Solicitation

Solicitation in connection with the Special Meeting is made by the Company. We will bear the entire cost of solicitation, including the preparation, assembly, printing, mailing, and posting of this Proxy Statement, the form of Proxy and any additional solicitation materials furnished to stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone, and mail.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2023. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 18, 2024, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Nature of Beneficial Ownership	Amount		Percent of Class (1)
Common Stock	David Gandini (3)	CEO, Secretary and Director	11,362	(4)	1.2%

Common Stock	Christopher Whitaker (3)	CFO	1,455	(5)	<1%

Common Stock	Ford Fay (3)	Director	675	(6)	<1%

Common Stock	Steven Beabout (3)	Director	6,833	(7)	<1%

Common Stock	Noreen Butler (3)	Director	228	(8)	<1%

Common Stock	Sandy Shoemaker (3)	Director	685	(9)	<1%

	All Officers and Directors as a Group (6 persons)		21,238	(10)	2.3%

(1)

Unless otherwise indicated, based on 921,949 shares of Common Stock issued and outstanding. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)	Unless indicated otherwise, the address of the stockholder is 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111.

(3)	Indicates one of our officers or directors.

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(4)

Includes vested stock options to acquire 5,916 shares of our Common Stock at exercise prices from $86.92 to $255.20 per share. Includes warrants to acquire 428 shares of our Common Stock at an exercise price of $233.75 per share. Does not include 892 restricted stock units owned by Mr. Gandini since those restricted stock units have not vested.

(5)	Includes vested stock options to acquire 1,091 shares of our Common Stock at exercise prices from $52.80 to $232.10 per share.

(6)	Includes vested stock options to acquire 607 shares of our common stock at exercise prices from $86.92 to $255.20 per share.

(7)

Includes 687 common shares held in the name of C&S Trust, a trust controlled by Kathren Beabout, who is Mr. Beabout’s spouse. Mr. Beabout’s children are the beneficiaries of C&S Trust. Mr. Beabout also has interests in IDTEC, LLC and SOBR Safe, LLC, both of which own shares of our common stock. Mr. Beabout does not have a controlling interest in either entity, thus the stock owned by those entities is not reflected in his ownership. Includes vested stock options to acquire 682 shares of our common stock at an exercise price of $255.20 per share. Includes warrants to acquire 1,070 shares of our Common Stock at an exercise price of $255.20 per share.

(8)	Includes vested stock options to acquire 228 shares of our Common Stock at an exercise price of $336.60 per share.
(9)

Includes vested stock options to acquire 228 shares of our Common Stock at an exercise price of $238.70 per share. Includes warrants to acquire 214 shares of our Common Stock at an exercise price of $233.75 per share.

(10)	Includes an aggregate of 6,931 vested options to purchase our Common Stock, and 1,712 shares underlying warrants held by our officers and directors.

Security Ownership of Certain Beneficial Owners

As of October 18, 2024, the following persons who do not serve as an executive officer or director beneficially own more than 5% of its outstanding common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Common Stock
Altium Growth Fund, LP, 152 West 57th Street, 20th Floor, New York, New York 10019	246,914	(2)	9.99%

Anson Investments Master Fund LP, Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands	395,062	(3)	9.99%

Bigger Capital Fund, LP, 11700 W Charleston Boulevard 170-659, Las Vegas, Nevada 89135	246,913	(4)	9.99%

Boothbay Absolute Return Strategies, LP, c/o Meteora Select Trading Opportunities Master, LP, 1200 N Federal Highway, Suite 200. Boca Raton, Florida 33432	166,667	(5)	9.99%

District 2 Capital Fund LP, 14 Wall Street, 2nd Floor, Huntington, New York 11743	123,457	(6)	9.99%

Empery Asset Master, LTD, c/o Empery Asset Management, LP, 1 Rockefeller Plaza, Suite 1205, New York, NY 10020	182,155	(7)	9.99%

Empery Tax Efficient, LP, c/o Empery Asset Management, LP, 1 Rockefeller Plaza, Suite 1205, New York, New York 10020	68,493	(8)	6.92%

Empery Tax Efficient III, LP, c/o Empery Asset Management, LP, 1 Rockefeller Plaza, Suite 1205, New York, New York 10020	119,722	(9)	9.99%

L1 Capital Global Opportunities Master Fund, Ltd., 161A Shedden Road, 1 Artillery Court, PO Box 10085 Grand Cayman KY1-1001, Cayman Islands	308,642	(10)	9.99%

Meteora Select Trading Opportunities Master, LP, 1200 N Federal Highway, Suite 200, Boca Raton, Florida 33432	166,666	(11)	9.99%

All 5% beneficial owners, as a group	2,024,691		9.99%

(1)	Calculated in accordance with 1934 Act Rule 13d-3. Based on 921,949 shares of common stock outstanding as of October 18, 2024.
(2)

Consists of 66,914 shares of common stock and 180,000 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 493,828 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 3,044,190 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(3)

Consists of 70,062 shares of common stock and 325,000 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 790,124 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 4,870,699 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(4)

Consists of 46,913 shares of common stock and 200,000 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 493,826 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 3,044,190 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

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(5)

Consists of 34,167 shares of common stock and 132,500 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 333,334 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 2,054,829 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(6)

Consists of 23,457 shares of common stock and 100,000 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 246,914 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 1,522,095 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(7)

Consists of 34,609 shares of common stock and 147,546 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 364,310 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 2,245,780 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(8)

Consists of 13,014 shares of common stock and 55,479 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 136,986 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 844,447 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(9)

Consists of 22,747 shares of common stock and 96,975 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 239,444 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 1,476,047 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(10)

Consists of 68,642 shares of common stock and 240,000 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 617,284 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 3,805,231 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

(11)

Consists of 34,166 shares of common stock and 132,500 shares of the common stock underlying the exercise of Pre-Funded Warrants, which are subject to a 9.99% beneficial ownership limitation. Does not include 333,332 Series A Warrants, which are subject to a 4.99% beneficial ownership limitation, and 2,054,817 Series B Warrants, which are subject to a 9.99% beneficial ownership limitation.

We are not aware of any person who controls the issuer as specified in Section 2(a)(1) of the Investment Company Act of 1940. There are no classes of stock other than common and convertible preferred stock issued or outstanding. We do not have an investment advisor.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL NO. 1

APPROVAL, FOR PURPOSES OF COMPLYING WITH APPLICABLE NASDAQ RULES AND UPON

EXERCISE OF WARRANTS PURSUANT TO THAT CERTAIN SECURITIES PURCHASE

AGREEMENT DATED OCTOBER 7, 2024, OF THE ISSUANCE OF UP TO 29,011,695 SHARES OF

COMMON STOCK OF THE COMPANY

Why is this Proposal Included for Stockholder Approval?

On October 7, 2024, the Company entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”) for aggregate gross proceeds of $8.2 million, before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds from the Private Placement for general corporate purposes and working capital. Aegis Capital Corp. (“Aegis”), acted as the exclusive placement agent for the Private Placement, which closed on October 9, 2024. As part of the Private Placement, the Company issued an aggregate of 2,024,691 units (the “Units”) at a purchase price of $4.05 per unit, each Unit consisting of (i) one share of common stock, par value $0.00001 per share, of the Company (the “Common Stock”), or one pre-funded warrant (the “Pre-Funded Warrant”) in lieu thereof, (ii) two Series A Warrants, each to purchase one share of Common Stock at an exercise price of $3.80 per share (each a “Series A Warrant,” and collectively, the “Series A Warrants”), and (iii) one Series B Warrant to purchase such number of shares of Common Stock as will be determined on the Reset Date (as defined below) (each a “Series B Warrant,” and collectively, the “Series B Warrants,” the Pre-Funded Warrants, Series A Warrants and the Series B Warrants collectively, the “Warrants”). The description of the Purchase Agreement, and the full text thereof are set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2024.

The Pre-Funded Warrants are immediately exercisable and will not expire until exercised in full. The Series A Warrants will be exercisable at any time or times on or after the date stockholder approval is obtained and have a term of 5 years after the later of (a) the date the Company obtains the stockholder approval and (b) the earlier of (i) the Resale Effective Date (as defined in the Registration Rights Agreement (as defined below)) registering all of the Registerable Securities (as defined in the Registration Rights Agreement) or (ii) the date that the Registerable Securities can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”), as amended, (or a successor rule thereto).

The Series B Warrants will be exercisable at any time or times on or after the date stockholder approval is obtained and will not expire until exercised in full. The number of shares of Common Stock issuable under the Series B Warrants will be determined following the earliest to occur of: (i) the date on which a resale registration statement covering the resale of all Registrable Securities has been declared effective for 20 consecutive trading days, (ii) the date on which the Purchasers may sell the Registrable Securities pursuant to Rule 144 under the Securities Act for a period of 20 consecutive trading days, and (iii) twelve months and 20 days following the issuance date of the Series B Warrants (the “Reset Date”), in each case, pursuant to the lowest daily weighted average trading price of the shares of Common Stock during a period of 20 trading days, subject to a pricing floor of $0.76 per share of Common Stock (the “Floor Price”), such that, assuming the Floor Price, the maximum number of shares of Common Stock underlying the Series A Warrants and Series B Warrants would be an aggregate of approximately 4,049,381 shares and 8,764,783 shares, respectively.

On October 24, 2024, the Company filed a resale registration with the SEC on Form S-1 (the “Resale Registration Statement”) covering all of the Registrable Securities pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”) entered into with the Purchasers. Pursuant to the Registration Rights Agreement, the Company shall file the Resale Registration Statement within fifteen (15) trading days after the closing of the Private Placement, and the Resale Registration Statement shall be effective within thirty (30) calendar days following the filing date (or, in the event of a full review by the United States Securities and Exchange Commission (the “SEC”), sixty (60) calendar days following the filing date).

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Pursuant to the terms of the Purchase Agreement, the Company is required to hold a special meeting of stockholders for the purpose of obtaining stockholder approval as required under applicable Nasdaq Rules.

The Warrants and the shares of common stock issuable upon exercise of the Warrants were issued to the Purchasers in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Nasdaq Listing Rule 5635(d)

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Rules. Nasdaq Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exercisable for common stock at a price less than the lower of (i) the Nasdaq Official Closing Price immediately preceding the transaction, or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the transaction (the “Minimum Price”), if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

The Purchase Agreement entitles the Purchasers to purchase 29,011,695 shares of the Company’s common stock, which represents approximately 9,180% of the 316,046 shares of common stock outstanding on October 7, 2024, the issue date. On such date, the Minimum Price for purposes of the Nasdaq 20% Rule was $3.80. As a result, upon the full exercise of the Warrants, the Company may be required to issue more than 20% of the common stock of the Company outstanding before the issuance of the Warrants at less than the Minimum Price. Therefore, the Company cannot issue the shares underlying the Warrants, and the Purchasers cannot exercise the Warrants unless and until the Company has obtained stockholder approval.

What is the Effect if the Proposal is Approved?

If our stockholders approve this proposal, we will be able to issue all 29,011,695 shares of the Company’s common stock underlying the Warrants upon exercise of the Warrants by the Purchasers. If stockholders approve this proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders may be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after such issuance.

What if the Proposal is NOT Approved?

We are not seeking the approval of our stockholders to issue the Warrants, as we have issued the Warrants in connection with the Purchase Agreement, which is a binding obligation of the Company. The failure of our stockholders to approve the proposal will not cancel or terminate the Warrants, and the Warrants will remain a binding obligation of the Company.  However, unless and until stockholder approval is obtained, the Purchasers will not be able to exercise the Warrants, and the Company will not be able to receive the exercise prices from the Purchasers.

Additionally, pursuant to the terms of the Purchase Agreement, the Company is required to hold a special meeting of stockholders for the purpose of obtaining stockholder approval. If the Company does not obtain stockholder approval at this Special Meeting, the Company is required to call a special meeting every 60 days thereafter until stockholder approval is obtained or the Warrants are no longer outstanding. This, in turn, would require the Company to incur additional costs in connection with holding special stockholder meetings.

Required Vote

This proposal will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH APPLICABLE NASDAQ RULES AND UPON EXERCISE OF WARRANTS PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED OCTOBER 7, 2024, OF THE ISSUANCE OF UP TO 29,011,695 SHARES OF COMMON STOCK OF THE COMPANY.

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PROPOSAL NO. 2

GRANTING THE BOARD OF DIRECTORS DISCRETION TO AMEND THE COMPANY’S

CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT IN A RANGE

FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-TEN (1:10), OR ANYWHERE BETWEEN, AS MAY BE

DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE DECEMBER 31, 2025

The Company’s common stock ($0.00001 par value, 100,000,000 shares authorized) is currently listed on the Nasdaq Capital Market tier of the Nasdaq Stock Market (“Nasdaq”). To comply with Nasdaq’s continued listing requirements, the Company’s common stock must maintain a bid price of at least $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).  If the bid price remains below $1.00 per share for 30 consecutive business days, Nasdaq will send the Company a deficiency notice.  On November 4, 2024, the Nasdaq official closing price of the common stock was $4.91.

Although the Company is currently in compliance with the Bid Price Requirement, if the stockholders approve Proposal No. 1 above and the Company makes the Resale Registration Statement effective with SEC approval, the Company anticipates that the bid price of the Company’s common stock may fall below the Bid Price Requirement as a result of resales of the Registrable Securities into the public market.

The Board of Directors believes that, if necessary, a reverse stock split will increase the price per share of the common stock and assist in meeting the Bid Price Requirement for maintaining Nasdaq listing.

Therefore, the Board recommends that the stockholders grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between in the discretion of the Board on or before December 31, 2025 (the “Reverse Stock Split”). The Board may only effect the Reverse Stock Split if it deems it to be reasonably necessary for maintaining its listing on Nasdaq. The Board proposed a range of stock split ratios to give it flexibility in determining the most conservative stock split ratio possible that will still meet the Bid Price Requirement necessary to prevent delisting from the Nasdaq Capital Market.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options and warrants to buy common stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal.

The Board does not intend as part of the Reverse Stock Split to reduce the amount of the Company’s authorized shares of common stock. As of the Record Date, the Company has a total of 100,000,000 shares of common stock authorized and 921,949 shares issued, leaving 99,079,383 shares available for issuance, not including shares reserved for issuance upon exercise of warrants or options, or any other convertible security. If Proposal No. 2 is approved, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Split were to occur on the Record Date:

Ratio	Authorized	Issued pre- Reverse Stock Split*	Issued post- Reverse Stock Split**	Post- Reverse Stock Split Shares Available for Issuance*
1:2	100,000,000	921,949	460,975	99,539,026
1:5	100,000,000	921,949	184,390	99,815,610
1:10	100,000,000	921,949	92,195	99,907,805

*Does not reflect shares reserved for issuance upon exercise of warrants or options, or any other convertible security.

 **For purposes of this illustration, fractional shares are rounded up.

The increase in the number of shares of common stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of anti-takeover device. Any additional common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding.

It should be noted that the liquidity of the common stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the common stock may not react proportionally to the Reverse Stock Split. For example, if the Company accomplishes a 1:10 Reverse Stock Split at a time when the market price is $5.00 per share, there can be no assurance that the resulting market price will thereafter remain at or above $50.00 per share.

If the stockholders do not approve Proposal No. 2, and the Staff issues a Bid Price Requirement deficiency letter, the Staff may provide written notification to the Company that its common stock will be subject to delisting subject to a 180-day grace period.

The Board confirms that the contemplated Reverse Stock Split is not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Based upon the foregoing factors and understanding the risks, the Board has determined that granting the Board the discretion to implement a Reverse Stock Split is in the best interests of the Company and its stockholders.

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Vote Required

This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. You may vote “For” or “Against” or “Abstain” from this proposal.  Abstentions and broker non-votes will have no effect on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” GRANTING THE BOARD OF DIRECTORS DISCRETION (IF NECESSARY TO MAINTAIN A LISTING OF THE COMPANY’S COMMON STOCK ON THE NASDAQ CAPITAL MARKET)  TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK IN A RANGE FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-TEN (1:10), OR ANYWHERE BETWEEN, AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE DECEMBER 31, 2025.

PROPOSAL NO. 3

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING FOR THE PURPOSE OF

SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL

MEETING TO APPROVE EITHER PROPOSAL 1 OR 2 OR ESTABLISH A QUORUM

The Company is asking the stockholders to vote on a proposal to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies in the event there are not sufficient votes at the Special Meeting to approve either Proposal 1 or 2 or establish a quorum.

This Proposal 3 will only be presented to our stockholders at the Special Meeting in the event there are insufficient votes to approve either Proposal 1 or 2 or establish a quorum. If our stockholders approve this Proposal 3, we will be able to adjourn the Special Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of either Proposal 1 or 2. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present.

Generally, if the Special Meeting is adjourned, notice need not be given of the adjourned meeting if the time and place, if any, thereof is announced at the Special Meeting. However, our bylaws provide that if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original Special Meeting.

As provided in the discussion of Proposal 1 above, if the Company does not obtain stockholder approval of Proposal 1 at the Special Meeting, the Company is required to call for a special meeting every 60 days thereafter until stockholder approval is obtained. This, in turn, would cause the Company to incur additional costs in connection with holding another special stockholder meeting. If the Company is able to adjourn the Special Meeting to a later date in the event a quorum is not obtained or if there are insufficient votes to approve Proposal 1, it will help the Company avoid additional costs associated with calling for a new meeting.

As provided in the discussion of Proposal 2 above, if the Company does not obtain stockholder approval of Proposal 2 at the Special Meeting, and subsequently Nasdaq issues a Bid Price Requirement deficiency letter, the Company may call for a special meeting until stockholder approval of a reverse stock split is obtained. This, in turn, would cause the Company to incur additional costs in connection with holding another special stockholder meeting. If the Company is able to adjourn the Special Meeting to a later date in the event a quorum is not obtained or if there are insufficient votes to approve Proposal 2, it will help the Company avoid additional costs associated with calling for a new meeting.

Required Vote

This proposal will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. As to the approval of the adjournment, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THEAPPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE EITHER PROPOSAL 1 OR 2 OR ESTABLISH A QUORUM.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, https://sobrsafe.com. Copies of these documents may also be obtained by writing our Secretary at the address specified above.

 STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal for the 2025 Annual Meeting of Stockholders will be ineligible for inclusion in our proxy statement and form of proxy unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary of the Company at the executive offices of the Company. To be timely, the Company must have received the stockholder’s notice no later than 5:00 pm Mountain Time on March 5, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111, or contact us at 844.SOBRSAFE (762.7723). The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

No business may be transacted at the Special Meeting otherwise than as specified herein.

The Board invites you to attend the Special Meeting virtually. Whether or not you expect to attend the Special Meeting, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Special Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY INTERNET OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOBR2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59470-S00867

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SOBR SAFE, INC.

The Board of Directors recommends you vote FOR Proposal 1, Proposal 2 and Proposal 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V59471-S00867

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOBR SAFE, INC.

The undersigned hereby appoints Christopher Whitaker and David Gandini, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of SOBR Safe, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of SOBR Safe, Inc. to be held on December 9, 2024 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)

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